UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2023

RECURSION PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40323	46-4099738
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
41 S Rio Grande Street
Salt Lake City, UT 84101
(Address of principal executive offices) (Zip code)

(385) 269 - 0203
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	RXRX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.    Unregistered Sales of Equity Securities.

Cyclica, Inc. Acquisition

On May 8, 2023, Recursion Pharmaceuticals, Inc. (“Recursion” or the “Company”) and a direct, wholly owned subsidiary of Recursion (the “Cyclica Purchaser”) entered into a Share Purchase Agreement (the “Cyclica Purchase Agreement”) pursuant to which, subject to applicable closing conditions, the Cyclica Purchaser will, among other things, acquire (the “Cyclica Acquisition”) 100% of the outstanding equity securities of Cyclica Inc. (“Cyclica”) for a purchase price of $40 million, subject to customary closing and post-closing purchase price adjustments, to be paid in the form of shares of Recursion Class A common stock (the “Class A Shares”), cash paid in lieu of shares to unaccredited investors as described below, and the assumption by Recursion of outstanding options to purchase shares of Cyclica. Assuming a purchase price of $40 million, following the completion of the Cyclica Acquisition, Recursion would issue up to approximately 6.9 million Class A Shares in the Cyclica Acquisition (including Class A Shares issuable upon the exercise of options to purchase shares of Cyclica assumed by Recursion in the Cyclica Acquisition, but excluding from the calculation any increase or decrease in the number of shares to be issued as a result of customary closing and post-closing purchase price adjustments and any cash paid in lieu of shares to unaccredited investors) based on a reference price of Class A Shares of $5.7837 (the “Reference Price”), which is the volume weighted average price of Class A Shares over the 30 days ended May 5, 2023. In addition, under the terms of the Cyclica Purchase Agreement, in certain circumstances Recursion may pay cash consideration to Cyclica shareholders in lieu of Class A Shares at a value based on the Reference Price, which may result in the issuance of fewer Class A Shares.

Based in part upon the representations of the sellers in the Cyclica Purchase Agreement, the offering and sale of the Cyclica Consideration Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the rules promulgated thereunder.

Valence Discovery Inc. Acquisition

Also on May 8, 2023, Recursion and an indirect wholly owned subsidiary of Recursion (the “Valence Purchaser”) entered into a Share Purchase Agreement (the “Valence Purchase Agreement”) pursuant to which, subject to applicable closing conditions, the Valence Purchaser will, among other things, acquire (the “Valence Acquisition”) 100% of the outstanding equity securities of Valence Discovery Inc. (“Valence”) for a purchase price of $47.5 million, subject to customary closing and post-closing purchase price adjustments, to be paid in the form of (i) Class A Shares and shares of the Valence Purchaser (the “Exchangeable Shares”), cash paid in lieu of shares to unaccredited investors as described below, and the assumption by Recursion of outstanding options to purchase shares of Valence. Each Exchangeable Share will be exchangeable into one Class A Share at the option of the holder, subject to certain adjustments. Assuming a purchase price of $47.5 million, following the completion of the Valence Acquisition, Recursion will issue up to approximately 8.2 million Class A Shares in the Valence Acquisition (including Class A Shares issuable upon the exchange of Exchangeable Shares and upon the exercise of options to purchase shares of Valence assumed by Recursion in the Valence Acquisition, but excluding from the calculation any increase or decrease in the number of shares to be issued as a result of customary closing and post-closing purchase price adjustments and any cash paid in lieu of shares to unaccredited investors) based on the Reference Price. In addition, under the terms of the Valence Purchase Agreement, in certain circumstances Recursion may pay cash consideration to Valence shareholders in lieu of Exchangeable Shares or Class A Shares at a value based on the Reference Price, which may result in the issuance of fewer Class A Shares (including Class A Shares issuable upon the exchange of Exchangeable Shares).

Based in part upon the representations of the sellers in the Valence Purchase Agreement, the offering and sale of the Valence Consideration Shares was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and the rules promulgated thereunder.

None of the Class A Shares issuable in connection with the Cyclica Acquisition and Valence Acquisition (including Class A Shares issuable upon the exchange of Exchangeable Shares, upon the exercise of options to purchase shares of Cyclica assumed by Recursion in the Cyclica Acquisition and upon the exercise of options to purchase shares of Valence assumed by Recursion in the Valence Acquisition) are expected to be registered under the Securities Act or any state securities laws as of the completion of the Cyclica Acquisition and Valence Acquisition, respectively, and may not be offered or sold in the United States absent registration with the Securities and Exchange Commission or an applicable exemption from the registration requirements.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Class A Shares or other Recursion securities or those of any other issuer.

Item 7.01.    Regulation FD Disclosure

On May 8, 2023, the Company issued a press release announcing the Cyclica Acquisition and the Valence Acquisition. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished in this Item 7.01 (including Exhibit 99.1), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward Looking Statements

The Company cautions you that statements contained in this report includes or is based upon “forward-looking statements” within the meaning of the Securities Litigation Reform Act of 1995, including, without limitation, those regarding closing conditions and the events to occur upon closing of the Cyclica Acquisition and the Valence Acquisition, the exercise of options, the exchange of Exchangeable Shares, and all other statements that are not historical facts. Forward-looking statements may or may not include identifying words such as “plan,” “will,” “expect,” “anticipate,” “intend,” “believe,” “potential,” “continue,” and similar terms. These statements are subject to known or unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statements such as those described under the heading “Risk Factors” in the Company’s filings with the SEC, including the Company’s most recent Annual Report on Form 10-K. All forward-looking statements are based on management’s current estimates, projections, and assumptions, and the Company undertakes no obligation to correct or update any such statements, whether as a result of new information, future developments, or otherwise, except to the extent required by applicable law.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release for the Cyclica Acquisition and the Valence Acquisition issued by the Company on May 8, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on May 8, 2023.

RECURSION PHARMACEUTICALS, INC.

By:	/s/ Christopher Gibson
Christopher Gibson
Chief Executive Officer